                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): MAY 18, 1999



                              ARGOSY GAMING COMPANY
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             (Exact name of Registrant as specified in its charter)



    DELAWARE                         1-11853                       37-1304247
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(State or other              (Commission File Number)             (IRS Employer
 jurisdiction of                                                  Identification
 incorporation)                                                       Number)



219 PIASA STREET, ALTON, ILLINOIS                                       62002
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(Address of principal executive offices)                              (Zip Code)

                                 (618) 474-7500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS

                  On May 18, 1999 Argosy Gaming Company, a Delaware corporation (the "Company"), announced the expiration of its consent solicitation relating to its 13-1/4% First Mortgage Notes due 2004 (the "Notes") pursuant to its Offer to Purchase and Consent Solicitation statement dated May 5, 1999 (the "Offer to Purchase"). In the consent solicitation, consents representing approximately 90% of the aggregate principal amount of Notes outstanding were validly delivered. The Company also announced that in connection with the expiration of the consent solicitation, it intended to promptly execute a supplemental indenture under which the Notes were issued and amend the related security documents, to be operative upon acceptance for payment of the Notes in the tender offer. A copy of the Company's press release relating to the expiration of the consent solicitation is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

                  On May 21, 1999 the Company announced that it is pursuing a $200 million private placement of Senior Subordinated Notes. A copy of the Company's press release relating the private placement of the Senior Subordinated Notes is filed as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

--------------------------------------------------------------------------------
   EXHIBIT NO.                                         DESCRIPTION
--------------------------------------------------------------------------------
      99.1       Press Release, dated May 19, 1999, announcing the expiration of the Company's consent solicitation pursuant to the Offer to
                 Purchase
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      99.2       Press Release, dated May 21, 1999, announcing that the Company is pursuing a private placement of $200 million of Senior
                 Subordinated Notes
--------------------------------------------------------------------------------


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ARGOSY GAMING COMPANY,
                                   a Delaware corporation


Date: May 21, 1999                 By: /s/ Dale R. Black
                                       -----------------------------------------
                                   Name:   Dale R. Black
                                   Title:  Vice President and Chief Financial
                                           Officer